UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2007

UNION BANKSHARES COMPANY

(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Main Street

Ellsworth, ME 04605

(Address of principal executive offices) (Zip Code)

(207) 667-2504

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Camden National Corporation (“Camden”) and Union Bankshares Company (“Union Bankshares”) jointly announced on August 14, 2007 the signing of a definitive agreement (the “Merger Agreement”) for the acquisition of Union Bankshares by Camden in an exchange of cash and stock (the “Merger”). On September 21, 2007, Camden and Union Bankshares entered into Amendment No. 1 to the Merger Agreement. Amendment No. 1 clarifies that, in accordance with the Maine Business Corporation Act, the shareholders of Union Bankshares have the right to dissent from the Merger and to receive payment in cash for the fair value of their shares of Union Bankshares common stock, in lieu of the Merger Consideration (as defined in the Merger Agreement).

For additional information, reference is made to Amendment No. 1 to the Agreement and Plan of Merger by and between Camden National Corporation and Union Bankshares Company, dated as of September 21, 2007, which is filed as Exhibit 2.2 and is incorporated herein by reference.

Additional Information About the Merger. In connection with the proposed Merger, Camden and Union Bankshares intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CAMDEN, UNION BANKSHARES AND THE MERGER. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Camden or Union Bankshares with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Camden by directing a written request to Camden National Corporation, Two Elm Street, Camden, Maine 04843, Attention: Suzanne Brightbill, and free copies of the documents filed with the SEC by Union Bankshares by directing a written request to Union Bankshares Company, 66 Main Street, Ellsworth, Maine 04605, Attention: Terance Fancy.

Participants in the Merger. Camden, Union Bankshares and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Union Bankshares in connection with the merger. Information about the directors and executive officers of Camden and Union Bankshares and information about any other persons who may be deemed participants in this transaction will be included in the proxy statement/prospectus. You can find information about Camden’s directors and executive officers in the proxy statement for Camden’s annual meeting of stockholders filed with the SEC on March 21, 2007. You can find information about Union Bankshares’ directors and executive officers in the proxy statement for Union Bankshares’ annual meeting of shareholders filed with the SEC on May 11, 2007. You can obtain free copies of these documents from the SEC, Camden or Union Bankshares using the contact information above.

2

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Report:

Exhibit No.	Description
2.2	Amendment No. 1 to Agreement and Plan of Merger by and between Camden National Corporation and Union Bankshares Company, dated as of September 21, 2007

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By:	/s/ Sally J Hutchins
Name:	Sally J. Hutchins
Title:	Senior Vice President, Secretary and Clerk

Date: September 21, 2007

4

EXHIBIT INDEX

Exhibit No.	Description
2.2	Amendment No. 1 to Agreement and Plan of Merger by and between Camden National Corporation and Union Bankshares Company, dated as of September 21, 2007

5